SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 7, 1997
                                                   ---------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726                    13-3585278
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)             Identification No.)



230 Park Avenue, New York, New York                                 10169
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



                             Exhibit Index -- Page 5

                                Page 1 of 4 Pages


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Item 5.           Other Events.

                  Private Placement of Debt Securities

         On October 7, 1997, WinStar Communications, Inc. (the "Company") issued an aggregate of $100 million of 15% Senior Subordinated Deferred Interest Notes Due 2007 (the "Senior Subordinated Notes") in an institutional private placement (the "October 1997 Debt Placement") conducted through Credit Suisse First Boston Corporation ("CSFCB") and BT Alex Brown Incorporated ("BT"), the initial purchasers of the Senior Subordinated Notes (the "Initial Purchasers"). The October 1997 Debt Placement was consummated pursuant to a $150 million facility the Company obtained from affiliates of the Initial Purchasers in March 1997 in conjunction with the issuance by the Company and WinStar Equipment Corp., a wholly owned subsidiary of the Company ("WEC"), of $300 million of notes in an institutional private placement conducted through the Initial Purchasers ("March 1997 Debt Placement"). The facility was completely drawn down by the issuance of Senior Subordinated Notes and the Company no longer has any financing available thereunder.

         The Senior Subordinated Notes are unsecured, senior subordinated obligations of the Company ranking pari passu with the Company's existing convertible senior subordinated discount notes issued in October 1995, are limited to $100 million aggregate principal amount, and will mature on March 1, 2007. Until March 1, 2002, interest on the Senior Subordinated Notes will accrue and compound semiannually, but will not be payable in cash. Interest on the Accumulated Amount (as defined in the Indenture referred to below) of the Senior Subordinated Notes as of March 1, 2002 will be payable semiannually in cash on March 1 and September 1 of each year commencing September 1, 2002 until final maturity on the Senior Subordinated Notes.

         The Proceeds of the Senior Subordinated Notes will be used by the Company primarily for the expansion of its wireless fiber services in multiple markets and the general development and growth of its telecommunications operations, including: (i) the acquisition of Roof Rights; (ii) the hiring of sales, marketing, engineering and customer service personnel; (iii) the development of operating and management systems, acquisitions of businesses or assets (including additional spectrum licenses) and other capital expenditures; and (iv) for working capital.

         The Senior Subordinated Notes were issued pursuant to, and are governed by, the terms of an indenture (the "Indenture") among the Company, as issuer, and United States Trust Company of New York (the "Trustee"), as trustee. Under the Indenture, the Company is subject to restrictions substantially similar to the restrictions contained in an indenture between the Company and the Trustee with respect to certain notes issued by the Company in October 1995 (the "1995 Notes"), indentures among the Company, WEC and the Trustee with respect to certain notes issued by the Company and WEC in the March 1997 Debt Placement and an indenture among the Company, WinStar Equipment II Corp. ("WEC II") and the Trustee with respect to certain notes issued by WEC II in August 1997. Such restrictions include, among others, restrictions with respect to incurring additional indebtedness, the creation of liens or encumbrances, making certain restricted payments including investments outside of the Company's telecommunications operations, and sales of assets, in each case, of the Company and certain of its subsidiaries, and changes of control of the Company.

         Upon consummation of the October 1997 Debt Placement, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Initial Purchasers, which requires the Company to effect a registered exchange offer pursuant to which the Senior Subordinated Notes may be exchanged by the holders thereof for notes (the "Exchange Notes") having terms substantially identical to such exchanged Senior Subordinated Notes (except with respect to transfer restrictions). The Company has agreed to use its best efforts to have the registration statement in connection with such exchange offer filed by November 21, 1997, declared effective by the Securities and Exchange Commission ("SEC") by March 6, 1998 and to keep the exchange offer open for not less than 30 days (or longer if required by applicable law) after the date notice thereof is mailed to the holders of the Senior Subordinated Notes. The Company has further agreed, under certain


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circumstances,  including, among others, its failure to consummate such exchange offer by April 6, 1998, to file a shelf registration statement (a "Shelf Registration Statement") covering resales of the Senior Subordinated Notes, and to keep the Shelf Registration Statement effective until the time when the Senior Subordinated Notes covered thereby can be sold without an effective registration statement. In the event of a default by the Company under the Registration Rights Agreement, additional interest will accrue on the Senior Subordinated Notes from and including the date on which any such default shall occur, but excluding the date on which all defaults with respect to such Senior Subordinated Notes have been cured. Such additional interest will be payable in cash, semiannually in arrears, at a rate per annum equal to .50% of the principal amount of the Senior Subordinated Notes.

         The Senior Subordinated Notes are not redeemable prior to March 1, 2002. Thereafter, the Senior Subordinated Notes will be redeemable, at the Company's option, in whole or in part, at the following redemption prices (expressed as a percentage of the Accumulated Amount of the Senior Subordinated Notes at the time of redemption) plus accrued and unpaid interest, if any, on such Accumulated Amount, if redeemed during the 12-month period commencing March 1 of the years set forth below:



                                            Redemption
Year                                          Price

2002                                         107.500%
2003                                         103.750%
2004 and thereafter                          100.000%

         Pursuant to the Indenture, in the event of a change of control of the Company, the Company must offer to purchase all of the Senior Subordinated Notes then outstanding, at a purchase price of 101% of the Accumulated Amount of such Senior Subordinated Notes on the date of purchase plus accrued and unpaid interest (if any) on such amount to the date of purchase.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Financial Statements.

         None.

            Pro Forma Financial Information.

         None.

                  Exhibits.

         10.1 Purchase Agreement between the Company and the Initial Purchasers, dated October 7, 1997

         10.2           Indenture,  including  form  of  15%  Senior
                        Subordinated   Deferred  Interest  Note  due
                        2007, dated as of October 1, 1997

         10.3           Registration Rights Agreement, dated October 7, 1997




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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 24, 1997                        WINSTAR COMMUNICATIONS, INC.
                                               ----------------------------
                                               (Registrant)


                                                /s/Timothy R. Graham
                                               ----------------------------
                                                   Timothy R. Graham,
                                                   Executive Vice President



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                                  EXHIBIT INDEX


Exhibit Number                      Description
         10.1                       Purchase Agreement between, the Company and the Initial
                                    Purchasers, dated October 7, 1997

         10.2                       Indenture,  including  form  of  15%  Senior
                                    Subordinated   Deferred  Interest  Note  due
                                    2007, dated as of October 1, 1997

         10.3                       Registration Rights Agreement, dated October 7, 1997


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